UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2016

(Exact Name of Registrant as Specified in Charter)

OHIO	001-11302	34-6542451
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 12, 2016, KeyCorp announced it has received regulatory approval from the Federal Reserve to complete the merger with First Niagara Financial Group, Inc. (“First Niagara”). The merger of First Niagara into KeyCorp is expected to be completed on or about August 1, 2016. Systems and client conversion is expected during the fourth quarter of 2016, subject to pending regulatory approval by the Office of the Comptroller of the Currency for the merger of First Niagara Bank into KeyBank. A copy of the press release announcing the approval is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

Exhibit Number	Description

99.1	KeyCorp and First Niagara Joint Press Release, dated July 12, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

Date: July 12, 2016

/s/ Donald R. Kimble
	By:	Donald R. Kimble
Chief Financial Officer